Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of GrowGeneration Corp. (the “Company”) on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory Sanders, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to the undersigned and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.
Dated: March 15, 2023

By:	/s/ Gregory Sanders
Gregory Sanders
Chief Financial Officer
(Principal Financial Officer)